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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                   ----------------

                                       FORM 8-K


                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  December 18, 1997



                             SNAKE EYES GOLF CLUBS, INC.
                   (Name of Registrant as Specified in its Charter)




     Delaware                           0-26344                  59-3303066
(State or other Jurisdiction  (Commission File Number)      (I.R.S. Employer
of Incorporation)                                           Identification No.)


13000 Sawgrass Village Circle, Suite 30
Ponte Vedra Beach, Florida                                       32082
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (904) 273-8772

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ITEM 5.        OTHER EVENTS.

     At the annual meeting (the "Annual Meeting") of shareholders of Golf-Technology Holding, Inc., an Idaho corporation ("Golf-Idaho") held on Tuesday, December 16, 1997, the shareholders of Golf-Idaho approved the reincorporation proposal described in the definitive proxy of Golf-Idaho, dated November 13, 1997, involving (i) the reincorporation of Golf-Idaho in the State of Delaware, and (ii) a change of the corporate name of Golf-Idaho to "Snake Eyes Golf Clubs, Inc." On December 16, 1997, Snake Eyes Golf Clubs, Inc. ("Golf-Del") was incorporated in the State of Delaware as a wholly owned subsidiary of Golf-Idaho. On December 18, 1997, the Certificate of Merger for the merger of Golf-Idaho into Golf-Del was filed in the State of Delaware and the Articles of Merger, including the Plan of Merger, by and between Golf-Del and Golf-Idaho were filed in the State of Idaho. Accordingly, on December 18, 1997, Golf-Idaho merged into Golf-Del, the surviving corporation of such merger.

     At the Annual Meeting the shareholders of Golf-Idaho also approved the Golf-Technology Holding, Inc. 1997 Stock Option and Long-Term Incentive Plan (the "1997 Plan"). Pursuant to that certain Unanimous Written Consent of the Board of Directors (the "Board") of Golf-Del dated as of January 5, 1998, the Board (i) changed the name of the 1997 Plan to the Snake Eyes Golf Clubs, Inc. 1997 Stock Option and Long-Term Incentive Plan, and (ii) ratified, amended and changed the name of the Golf-Technology Holding, Inc. 1995 Stock Option Plan to the Snake Eyes Golf Clubs, Inc. 1995 Stock Option Plan.

ITEM 7.        EXHIBITS.

(3)(i)    Certificate of Incorporation of Snake Eyes Golf Clubs, Inc.

(3)(ii)   By-laws of Snake Eyes Golf Clubs, Inc.

(99a)     Certificate of Merger

(99b)     Articles of Merger

(99c)     Snake Eyes Golf Clubs, Inc. Amended and Restated 1995 Stock Option
          Plan.

(99d)     Snake Eyes Golf Clubs, Inc. 1997 Stock Option and Long-Term Incentive
          Plan.

                                          2
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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized on January 6, 1998.


                                   SNAKE EYES GOLF CLUBS, INC.



                                   By:   /s/ Harold E. Hutchins
                                      -----------------------------------
                                        Name:     Harold E. Hutchins
                                        Title:    President, Chief Executive
                                                  Officer, Chief Financial
                                                  Officer, Chief Operating
                                                  Officer, and Secretary

                                          3
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                                    EXHIBIT INDEX


(3)(i)    Certificate of Incorporation of Snake Eyes Golf Clubs, Inc.

(3)(ii)   By-laws of Snake Eyes Golf Clubs, Inc.

(99a)     Certificate of Merger

(99b)     Articles of Merger

(99c)     Snake Eyes Golf Clubs, Inc. Amended and Restated 1995 Stock Option
          Plan.

(99d)     Snake Eyes Golf Clubs, Inc. 1997 Stock Option and Long-Term Incentive
          Plan.